UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
SCHEDULE 14A
___________________________
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
  Preliminary Proxy Statement
  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to §240.14a-12
BLUE OWL CAPITAL INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
No fee required
Fee paid previously with preliminary materials
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BLUE OWL

BLUE OWL CAPITAL INC.
399 PARK AVENUE, 37TH FLOOR
NEW YORK, NY 10022

Your **Vote** Counts!

BLUE OWL CAPITAL INC.

2023 Annual Meeting
Vote by June 8, 2023
11:59 PM ET

D96923-P86306

You invested in BLUE OWL CAPITAL INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 9, 2023.**

Get informed before you vote

View the 2022 Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 9, 2023
11:00 AM, ET

Virtually at:
www.virtualshareholdermeeting.com/OWL2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Claudia Holz	For
1b. Marc S. Lipschultz	For
1c. Michael D. Rees	For
2. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our 2023 fiscal year.	For

Note: The proxies are authorized to vote and otherwise represent the shareholder(s) on such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D96924-P86306